UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2008

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VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

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Bermuda	001-33606	98-0501001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 Par-La-Ville Road, Hamilton, HM 11 Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 278-9000

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Resignation of Director.

As previously disclosed, Stuart Katz has resigned from the Board of Directors of the Company (the “Board”), effective November 28, 2008.

(d)           Election of Director.

Effective November 28, 2008, the Board appointed Sumit Rajpal as a member of the Board and as a member of the Compensation, Corporate Governance and Nominating, and Underwriting Committees of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2008

VALIDUS HOLDINGS, LTD.
(Registrant)

By: /s/ Joseph E. (Jeff) Consolino
Name: Joseph E. (Jeff) Consolino
Title: Executive Vice President & Chief Financial Officer